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                          ZURICH YIELDWISE MONEY FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 15, 1997
                           -------------------------

MOVING TO ANOTHER FUND

The first and second paragraphs under the section titled "Moving to Another Fund" are replaced with the following text:

     You may exchange your shares of Zurich YieldWise Money Fund for shares of Zurich Money Funds or Class A shares of a Kemper Fund. Please remember that shares you acquire by dividend reinvestment may be exchanged into a Kemper Fund with no sales charge; though shares you purchase are subject to the applicable sales charge when exchanged.

     The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. If your account balance is less than $100,000, there will be a $5.00 fee for each exchange out of Zurich YieldWise Money Fund. In addition, dealers or other firms may charge for their services. To exchange shares, call us or contact your financial adviser to obtain prospectuses of Zurich Money Funds or the Kemper Fund in which you are interested. You may make an exchange by mail or by telephone.

June 1, 1998
ZYMF-1B
500347                                           (LOGO)PRINTED ON RECYCLED PAPER